UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 1, 2008
______________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531	06-159-7083
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The Company today disclosed the following information:

The Company made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2008 with respect to the following items:

2008 Estimate

Estimated 9 Months General and Administrative Expenses (1)	$32,100,000
Estimated 9 Months Restricted Stock Compensation Expense (1)	8,330,000
Estimated Full Year Daily Direct Vessel Operating Expenses (2)
- Aframax	7,255
- Suezmax	7,225
Estimated 9 Months Depreciation and Amortization (3)	41,500,000
Estimated Full Year Drydock Costs (4)	10,000,000
- Drydocking	6,500,000
- Capital Improvements	3,500,000

(1) Estimated General and Administrative Expenses are based on a budget and may vary, including as a result of actual incentive compensation.  Estimated Amortization of Stock-Based Compensation is based on grants made through December 2007 and excludes any grants for 2008.

(2) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management.

(3) Estimated Depreciation and Amortization are based on the acquisition value of the current fleet and depreciation of estimated drydocking costs.

(4) Estimated Drydocking Costs represent budgeted drydocking expenditures based on management estimates. Two vessels have been scheduled for drydocking in 2008. The Company estimates a total of approximately 68 offhire days remaining in 2008.

The Company also disclosed on its website the following estimated breakeven summary for its expected results in 2008:

	Free Cash Flow After Dividend (1)	Free Cash Flow (1)	Net Income

Direct Vessel Operating Expenses (2)	$56,695,800	$56,695,800	$56,695,800
Cash General and Administrative Expenses (3)	32,776,000	32,776,000	32,776,000
Restricted Stock Compensation Expense (4)	-	-	11,081,000
Net Interest Expense (5)	29,178,250	29,178,250	29,178,250
Capital Expenditures (6)	10,000,000	10,000,000	-
Depreciation and Amortization (7)	-	-	55,258,000
Target Cash Dividends (8)	62,600,000	-	-
Total	$191,250,050	$128,650,050	$184,989,050

Contracted Time Charter Revenues (9)	(175,828,800)	(175,828,800)	(175,828,800)

Full Fleet Operating Days (10)	7434	7434	7434
Spot Fleet Operating Days (10)	2324	2324	2324

Full Fleet Daily Break-Even	$25,726	$17,306	$24,884
Spot Fleet Daily Break-Even	6,636	-	3,942

(1)	Free Cash Flow is defined as net income plus depreciation and amortization and other non cash items consisting of Restricted Stock Compensation Expense less capital expenditures.
(2)	Direct Vessel Operating Expenses is based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(3)	Based on 2008 calendar year budget and defined as total G&A less Restricted Stock Compensation Expense.
(4)	Through December 2007; excludes any grants for 2008.
(5)	Interest Expense is calculated based on management estimates of the average total debt outstanding for the year times LIBOR plus 75 basis points over the relevant period.
(6)
Consists only of drydock costs and excluding any other capital expenditures such as vessel purchases.  Drydocking represents our total drydocking budget for 2008 including capital improvements as estimated by our technical managers.

(7)	Depreciation is based on the acquisition value of the current fleet and amortization of drydocking costs.
(8)	Based on the Company’s current quarterly dividend target of $0.50 per share.
(9)	Based on current time charters in effect.
(10)	Calculations are based on an average number of vessels. The amounts shown will vary based on actual results for the year.

The Company disclosed on its website that with respect to time charter coverage, its total contracted revenue for 2008 is expected to be approximately $175,800,000.

The Company also disclosed on its website that it has booked charter rates of approximately $35,000 per day for 40% of the total number of days that its Aframax vessels are expected to be available for hire in the Company's second quarter ending June 30, 2008. The Company has also booked charter rates of approximately $33,200 per day for 54% of the total number of days that its Suezmax vessels are expected to be available for hire in the Company's second quarter ending June 30, 2008.

These amounts are estimates and will vary based on actual results.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations and observations. Included among the factors that, in the Company’s view, could cause actual results to differ materially from the forward looking statements contained in this report are:  changes in demand; a material decline or prolonged weakness in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; failure of charter agreement counterparties to perform their obligations thereunder; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the Company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; limitations on share repurchases in the Company’s 2005 credit facility; and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2007 and its subsequent reports on Form 8-K.  The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance.  The timing and amount of dividends, if any, could also be affected by factors affecting cash flow, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary from the amounts currently estimated.

The information set forth under “Item 7.01  Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Chief Administrative Officer

Date: May 1, 2008